SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2013 (April 26, 2013)

TRULI MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-53641	26-3090646
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1174 N. Hillcrest Road, Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

310.274.0224

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 26, 2013, Jon Garfield resigned from the Board of Directors of Truli Media Group.  Mr. Garfield was Chairman of Truli’s audit committee.  Mr. Garfield did not have any disagreement with the Company or its management with respect to any financial matter or otherwise.

Mr. Garfield has been provided with a copy of the disclosures contained in this Report on Form 8-K, and has been given an opportunity to review and agree to such disclosures, and has advised that he has no objections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truli Media Group, nc.

Dated: May 1, 2013	By:	/s/ Michael Jay Solomon
Name: Michael Jay Solomon
Chief Executive Officer